Sales Contract

Order number: RUB-2021-9-1

Party A (Seller): Rubber Leaf Sealing Products (Zhejiang) Co., Ltd.
Address: Qixing Road, Kunhu Street, Fenghua District, Ningbo City, Zhejiang Province
Tel: 0574-88733850
Party B (Buyer): Shanghai Xinsen Import and Export Co., Ltd.
Address: Room 1309, No. 356, Jiangning Road, Jing'an District, Shanghai
telephone:
After friendly negotiation, the buyer shall purchase the goods and the seller shall sell the following goods, and enter into this contract according to the following terms:

NO.	PRODUCTS	MODEL	AMOUNT	UNIT PRICE	TOTAL	REMARKS
[redacted]	[redacted]	[redacted]	[redacted]	[redacted]	[redacted]	
[redacted]	[redacted]	[redacted]	[redacted]	[redacted]	[redacted]	
[redacted]	[redacted]	[redacted]	[redacted]	[redacted]	[redacted]	
[redacted]						
Total	Capitalization of RMB:				¥: 8,666,838.25	

1. Product quality and after-sales service standards: All are in accordance with the product manufacturer's standards.

2. Delivery time: On-time delivery according to monthly orders.

3. Delivery method: □1. Buyer picks up √2. Seller delivers
4. Shipping address: provided by the buyer

5. Acceptance method: whether the brand (trademark), specification (model) are consistent, whether the product is damaged, and whether the quantity is consistent. If the buyer has no doubts within one day after the arrival of the goods, it shall be deemed that the goods have passed the acceptance inspection.
6. Payment method:
The vehicle will be settled and invoiced within 30 days after the

vehicle is offline, and the buyer will pay within 30 days after the invoice is issued.

7. Liability for breach of contract:

Except due to force majeure (including the manufacturer's reasons), the seller will pay liquidated damages based on 0.5‰/day of the total amount of the overdue delivery for overdue delivery;

8. After the signing of this contract, Party B shall perform the content of the contract, and Party A shall have the right to take back the goods sold to B according to 50% of the sales price and make the final payment.

9. This order contract must be filled out neatly, with clear signature and seal, otherwise the seller will not deliver the goods.

10. Contract dispute resolution method: If the two parties have disputes or disputes during the performance of the contract, and the negotiation is invalid, they will be submitted to the people's court of the seller's domicile for litigation.

11. The text of this contract is made in duplicate, and each party holds one copy. The faxed copy shall be deemed valid after being signed and sealed, and shall have the same legal effect.

Party A (Seller): Rubber Leaf Sealing Products (Zhejiang) Co., Ltd.
By: /s/ Hua Wang
Legal Rpresentative: Hua Wang

Party B (Buyer): Shanghai Xinsen Import and Export Co., Ltd.
By: /s/ Xingxiu Hua
Legal Rpresentative: Xingxiu Hua

Signing Date: September 06, 2021